Exhibit 99.1

For Immediate Release

3D Systems Announces CEO Transition Plan

Dr. Graves will continue in his role until a successor is appointed

ROCK HILL, South Carolina, August 4, 2026 – 3D Systems (NYSE: DDD), a leading provider of additive manufacturing solutions, today announced a leadership transition plan in which Dr. Jeffrey Graves will step down as President and Chief Executive Officer and retire from the Board of Directors. To support a seamless transition, Dr. Graves will continue to serve as President and Chief Executive Officer until a successor is appointed, which is expected to occur later this year. Following his successor’s appointment, Dr. Graves will serve in a consulting capacity for six months to facilitate an effective transition.

The Board of Directors has initiated a comprehensive search process to identify the Company’s next President and Chief Executive Officer and has engaged an experienced executive search firm to lead this process. The Board remains focused on advancing the Company’s strategic priorities and delivering long-term value for its shareholders.

Since joining 3D Systems in May 2020, Dr. Graves has led the Company’s transformation around its Healthcare and Industrial businesses, implemented meaningful cost reduction initiatives to improve operational efficiency and financial performance, and refined the Company’s strategic focus on high value growth markets, including Aerospace & Defense, Data Center Infrastructure, Med Tech, and Dental. These efforts helped strengthen the Company’s market positioning to support its long-term growth objectives.

“On behalf of the Board, I would like to thank Jeff for his leadership and contributions to 3D Systems,” said Chip McClure, Chairman of the Board. “Over the past several years, the Company has made meaningful progress in strengthening its operating foundation, sharpening its strategic focus, and positioning the business for long-term profitability and growth. We are grateful for Jeff’s service to the Company and for his support during this transition to ensure a seamless handoff of leadership responsibilities.”

“I am proud of the progress the Company has made over the last six years and grateful to have had the opportunity to work alongside the talented employees of 3D Systems,” said Dr. Graves. “It has been a privilege to serve our customers and shareholders, and I am confident that the Company is well positioned to build on this foundation and capitalize on the exciting opportunities in the industry ahead. I remain fully committed to leading the Company during this time and supporting a seamless transition.”

The CEO transition announcement is being made in conjunction with the Company’s release of its second quarter 2026 financial results. As previously announced, the Company will host its second quarter earnings conference call today at 8:30 a.m. Eastern Time.

About 3D Systems

For nearly 40 years, Chuck Hull’s curiosity and desire to improve the way products were designed and manufactured gave birth to 3D printing, 3D Systems, and the additive manufacturing industry. Since then, that same spark continues to ignite the 3D Systems team as we work side-by-side with our customers to change the way industries innovate. As a full-service solutions partner, we deliver industry-leading 3D printing technologies, materials and software to high-value markets such as medical and dental; aerospace, space and defense; transportation and motorsports; AI infrastructure; and durable goods. Each application-specific solution is powered by the expertise and passion of our employees who endeavor to achieve our shared goal of Transforming Manufacturing for a Better Future.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the timing of product launches, regulatory approvals, market opportunities, expected revenue impact, and shareholder value. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.